                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference of our report on Granite Financial, Inc. dated August 20, 1997, into Fidelity National Financial, Inc.'s Amendment No. 1 to Form 8K/A.


                                        /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
                                        ---------------------------------------
                                        Ehrhardt Keefe Steiner & Hottman PC

May 11, 1998
Denver, Colorado